Prospectus Supplement
John Hancock Variable Insurance Trust (the Trust)

Lifestyle Growth Portfolio (the fund)
Supplement dated March 26, 2026 to the current Summary Prospectus, as may be supplemented (the Summary Prospectus)
The following information supplements and supersedes any information to the contrary relating to the fund contained in the Summary Prospectus.
At its meeting held on March 23-26, 2026, the Board of Trustees (the Board) of the Trust, of which Managed Volatility Growth Portfolio (the Acquired Fund) is a series, voted to recommend that the shareholders of the Acquired Fund approve a reorganization of the Acquired Fund into Lifestyle Growth Portfolio (the Acquiring Fund, and together with the Acquired Fund, the funds) (the Reorganization). The Acquiring Fund is also a series of the Trust. The Reorganization will not be a taxable event for contract owners whose contract values are determined by investment in shares of the Acquired Fund. Shareholders of record as of August 6, 2026, will be entitled to vote on the Reorganization.
Under the terms of the Reorganization, subject to shareholder approval at a shareholder meeting scheduled to be held on or about October 7, 2026, the Acquired Fund would transfer all of its assets to the Acquiring Fund in exchange for corresponding shares of the Acquiring Fund. The Acquiring Fund would assume all liabilities of the Acquired Fund. The corresponding shares of the Acquiring Fund would then be distributed to shareholders of the Acquired Fund, and the Acquired Fund would be terminated. If approved by shareholders of the Acquired Fund, the Reorganization is expected to occur as of the close of business on or about October 30, 2026 (the Closing Date). Further information regarding the proposed Reorganization will be contained in a proxy statement and prospectus, which is expected to be available on or about August 27, 2026.
The Acquired Fund will remain open to purchases and redemptions until the Closing Date.
Prior to the Reorganization, any dividends paid will be paid in accordance with the current dividend option of an account; accounts in which the dividend reinvestment option has been chosen will receive any dividends in the form of additional shares of the Acquired Fund.
The foregoing is not an offer to sell, nor a solicitation of an offer to buy, any shares in connection with the Reorganization, nor is it a solicitation of any proxy. For important information regarding Managed Volatility Growth Portfolio or Lifestyle Growth Portfolio, or to receive a free copy of the proxy statement and prospectus, when available, relating to the proposed shareholder vote, please call the appropriate phone number listed below. The proxy statement and prospectus contain important information about fund objectives, strategies, fees, expenses, risks, and the Board’s considerations in approving the proposal to be presented for shareholder approval at the shareholder meeting. The proxy statement and prospectus will be available for free on the SEC’s website (www.sec.gov). Please read the proxy statement and prospectus carefully before voting or when considering whether to vote for the proposal.
For John Hancock Life Insurance Company (U.S.A.) variable annuity contracts: (800) 344-1029
For John Hancock Life Insurance Company (U.S.A.) variable life contracts: (800) 732-5543
For John Hancock Life Insurance Company of New York variable annuity contracts: (800) 551-2078
For John Hancock Life Insurance Company of New York variable life contracts: (800) 732-5543
In connection with the reorganization described above, effective immediately, the disclosure under “Principal investment strategies” is revised and restated in its entirety as follows:
The fund, except as otherwise described below, operates as a fund of funds and normally invests approximately 70% of its assets in underlying funds that invest primarily in equity securities or in futures contracts on equity markets (the “Equity Allocation”) and approximately 30% of its assets in underlying funds that invest primarily in fixed-income securities or in futures contracts on fixed-income markets (the “Fixed Income Allocation”). Underlying funds may include exchange traded funds (“ETFs”) and the fund may invest a significant portion of its assets in ETFs. At the discretion of the subadvisor, the Equity Allocation may also include direct investments in equity securities and the Fixed Income Allocation may also include direct investments in fixed-income securities, including inflation-protected securities. The subadvisor may also determine in light of market or economic conditions that the normal percentage limitations should be exceeded to protect the fund or achieve its investment objective.
Within the prescribed percentage allocation, the subadvisor selects the percentage level to be maintained in specific underlying funds and in futures contracts on equity or fixed-income markets. These allocations may be changed at any time by the subadvisor.
The fund may invest in various underlying funds that as a group hold a wide range of equity type securities. These include small-, mid- and large-capitalization stocks, domestic and foreign securities (including emerging market securities) and sector holdings such as utilities, science, and technology stocks. Each of these underlying funds has its own investment strategy which, for example, may focus on growth stocks or value stocks or may employ a strategy combining growth and income stocks and/or may invest in derivatives such as options on securities and futures contracts. The fund may also invest in underlying funds that purchase futures contracts on equity markets.
Certain of these underlying funds focus their investment strategy on fixed-income securities, which may include investment grade and below investment grade debt securities with maturities that range from short to longer term. The fixed-income underlying funds collectively hold various types of debt instruments such as corporate bonds, mortgage backed securities, U.S. and foreign government issued securities, domestic and international (including emerging markets) securities, inflation-protected securities, and bank loans.
The fund may invest in derivatives, which are financial contracts with a value that depends on, or is derived from, the value of underlying assets, reference rates or indexes. Derivatives may relate to stocks, bonds, interest rates, currencies or currency exchange rates and related indexes. The fund may use derivatives for hedging and nonhedging purposes including, without limitation, the following purposes:
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To establish a position in the derivatives markets as a method of gaining exposure to a particular security or market;
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To attempt to protect against possible changes in the market value of securities held or to be purchased by the fund or an underlying fund;
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To manage the effective maturity or duration of the securities of the fund or an underlying fund; and
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To facilitate the repatriation of foreign currency and the settlement of purchases of foreign securities.
The fund may invest in other types of investments including exchange-traded notes (ETNs) as described under “Other Permitted Investments of the Fund of Funds.”
The fund bears its own expenses and, in addition, indirectly bears its proportionate share of the expenses of the underlying funds in which it invests.
The manager considers environmental, social, and/or governance (ESG) factors, alongside other relevant factors, as part of its investment process. ESG factors may include, but are not limited to, matters regarding board diversity, climate change policies, and supply chain and human rights policies. The ESG characteristics utilized in the fund’s investment process may change over time and one or more characteristics may not be relevant with respect to all issuers that are eligible fund investments. Because ESG factors are considered alongside other relevant factors, the manager may determine that an investment is appropriate notwithstanding its relative ESG characteristics.
Moreover, in connection with the reorganization described above, effective immediately, the “Average annual total returns” table for the fund under the heading “Past performance” is replaced in its entirety with the following:
Average annual total returns (%)—as of 12/31/2025	1 year	5 year	10 year
Series I	16.72	7.79	8.90
Series II	16.51	7.58	8.69
Series NAV	16.84	7.86	8.96
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	17.88	14.42	14.82
Morningstar U.S. Moderately Aggressive Target Allocation Index (reflects no deduction for fees, expenses, or taxes)	17.72	9.40	10.51
49% Russell 3000 Index/21% MSCI EAFE Index/30% Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes, except foreign withholding taxes on dividends)	17.07	8.27	9.47
John Hancock Lifestyle Growth Index (reflects no deduction for fees, expenses, or taxes, except foreign withholding taxes on dividends)[1]	16.86	8.00	9.49
1
Prior to July 1, 2026, the fund’s additional benchmark is the 49% Russell 3000 Index/21% MSCI EAFE Index/30% Bloomberg U.S. Aggregate Bond Index. Effective July 1, 2026, the fund’s additional benchmark is the John Hancock Lifestyle Growth Index. The John Hancock Lifestyle Growth Index better reflects the universe of investment opportunities based on the fund’s investment strategy. As of March 26, 2026, the John Hancock Lifestyle Growth Index comprises 36.0% of the S&P 500 Index, 14.0% of the MSCI World ex-USA Index, 10.0% of the Russell 2500 Index, 6.0% of the MSCI Emerging Markets Index, 4.0% of the John Hancock Real Asset Blended Index, 2.0% of the ICE BofA U.S. High Yield Index, 2.0% of the JPMorgan EMBI Global Index, 2.0% of the Morningstar LSTA Leveraged Loan Index, 17.0% of the Bloomberg U.S. Aggregate Bond Index, 3.0% of the ICE BofA Long U.S. STRIPS Index, and 3.0% of the Bloomberg 1-5 Year TIPS Index.
You should read this supplement in conjunction with the Summary Prospectus and retain it for your future reference.